Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of ND Tax-Free Fund, Inc. for the six months ended June 30, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1998, the 30-year Treasury bond descended to a record low yield of 5.59% spurred by the strength of the U.S. dollar and weakness in commodity prices. Asian turmoil has helped put the brakes on runaway growth in the U.S. economy, in the process restraining the Federal Reserve from tightening credit. At the same time, a worldwide flight to quality and a muscle-bound dollar have led investors directly into the U.S. Treasury market.

The strength of the dollar is helping bonds both directly and indirectly. Dollar-denominated securities are more attractive and at the same time widening the trade deficit. Cheap foreign goods have helped keep inflation in check.

On the other hand, it is easy to imagine a sudden jolt of bad news. Unexpected increases in companies labor costs or fighting in the Middle East would send inflation higher. The latest Consumer Price Index figures increased at a 2.7% annual rate over the last six months, up from a 1.9% rate in the prior six months.

The ND Tax-Free Fund, Inc. began the year at $9.09 and then closed the six month period at $8.98 . The ND Tax-Free Fund, Inc. utilized a partial hedge in early 1998 to minimize the effects of strong economic growth. Stability of share price is the primary objective of a partial hedge.

The Fund continues to invest in high-grade North Dakota tax-exempt bonds. Issues purchased in the primary and secondary market remain an important strategy in diversification for the Fund.

Income exempt from federal and North Dakota income taxes with preservation of capital remain the chief objectives of the Fund.

Sincerely,




Monte L. Avery                            Robert E.Walstad
Chief Portfolio Strategist                President




Terms & Definitions

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Consumer Price Index
   A commonly used measure of inflation: it does not represent an investment return.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brother's Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                 43.2
AA                  33.2
A                    9.9
NR                  13.7

Quality ratings reflect the financial strength of the isuer. They are Assigned by independent rating services such as Moody's Investors Services And Standard & Poor's. Non-rated bonds have been determined to be of Appropriate quality for the portfolio by ND Money Management, Inc., the Investment advisor.

Portfolio Market Sectors
(As a % of Net Assets)
----------------------------.
[pie chart]

HC-Health Care            31.6
H-Housing                 26.5
I-Industrial              16.7
O-Other                    6.9
E-Education                5.4
U-Utilities                5.4
RE-Real Estate             4.7
WS-Water & Sewer           1.6
GO-General Obligation      1.2

Market sectors are breakdowns of the Fund's portfolio holdings into specific Investment classes.

COMPARATIVE INDEX GRAPH
-----------------------.
[line graph]

                  Comparison of change in value of a $10,000 investment in the ND Tax Free Fund and the Lehman Bros. Municipal Bond Index

                                 Lehman Bros
                  w/o CDSC       Municipal Bond Index
-----------------------------------------------------------
1/3/1989          $10,000           $10,000
1989              $10,291           $11,080
1980              $11,109           $11,887
1991              $12,006           $13,331
1992              $12,718           $14,508
1993              $13,529           $16,289
1994              $13,262           $15,448
1995              $14,413           $18,146
1996              $15,367           $18,949
1997              $16,007           $20,693
06/30/98          $16,224           $21,249

Average Annual Total Returns

             For periods ending June 30, 1998
             --------------------------------
                                         Since Inception
                   1 year      5 year     January 3, 1989
                   ------      ------    ----------------
Without CDSC        2.42%       4.15%           5.23%
With CDSC          (1.47)%       N/A            N/A

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------

12-31-97 NAV(share value)    $9.09
06-30-98 NAV                 $8.98
Average Maturity             20.8 years
Number of Issues             75
Total Net Asset        $83,615,138


Schedule of Investments  June 30, 1998 (Unaudited)
Name of Issuer
Percentages represent the                                   Rating
Market value of each                                        Moody's/     Coupon     Maturity       Principal            Market
Investment category to total net assets                        S&P        Rate                       Amount              Value
------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (98.8%)

Bismarck, ND (St. Vincent Nursing Home) Facs. Rev.            NR/NR      8.500%    06/01/09       $  175,000        $  178,864
*Bismarck, ND (MedCenter One, Inc.) Rev. Ref. & Impvt. BIGI  Aaa/AAA     7.500     05/01/13        1,500,000         1,582,065
Bismarck, ND (St. Alexius Medl. Ctr.) Rev. Ref. AMBAC        Aaa/AAA     6.900     05/01/06          400,000           435,088
Bismarck, ND (Marillac Manor II) Facs. Rev.                   NR/NR      8.625     02/01/10          675,000           697,592
Bismarck, ND (Marillac Manor) Facs. Rev. Ref.                 NR/NR      7.700     02/01/16          250,000           270,547
Burleigh Cty., ND (St. Vincent Nursing Home) Facs. Rev.       NR/NR      7.000     06/01/19          500,000           522,820
Burleigh Cty., ND (Missouri Slope Ctr.) Rev. Ref.             NR/NR      7.000     11/01/07          500,000           516,735
Burleigh Cty., ND (Missouri Slope Ctr.) Facs. Rev.            NR/NR      7.250     06/01/12          500,000           514,385
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                  NR/NR      5.750     12/01/11        1,000,000         1,024,590
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                  NR/NR      5.875     12/01/15        1,000,000         1,032,900
Carrington, ND Cath. Hlth. Corp. Facs. Rev.                   Aa/AA      6.250     11/15/15          500,000           552,030
Central Cass Cty., ND PSD #17 School Bldg. G.O. MBIA         Aaa/AAA     6.500     05/01/13          430,000           476,014
Central Cass Cty., ND PSD #17 School Bldg. G.O. MBIA         Aaa/AAA     6.500     05/01/14          460,000           511,359
Devils Lake, ND Cath. Hlth. Corp. Facs. Rev.                  Aa/AA      6.250     11/15/07        1,125,000         1,211,917
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.                 Aa/NR      7.625     02/15/20        1,210,000         1,289,013
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.                 Aa/NR      7.500     02/15/10          600,000           639,186
Dickinson, ND (St. Luke's Home) Rev.                          NR/NR      7.250     05/01/22          500,000           523,660
Fargo, ND (MeritCare Obligation Group) Rev. MBIA             Aaa/AAA     5.550     06/01/16          500,000           517,715
Fargo, ND (MeritCare Obligation Group) Rev. MBIA             Aaa/AAA     5.375     06/01/27        1,315,000         1,319,550
Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref.               NR/A+      6.500     06/01/15        4,000,000         4,434,760
Grand Forks, ND (United Hospital) Facs. Rev. MBIA            Aaa/AAA     6.625     12/01/10          830,000           907,215
Grand Forks, ND (United Hospital) Facs. Rev. MBIA            Aaa/AAA     6.500     12/01/06          750,000           815,557
Grand Forks, ND (United Hospital) Facs. Rev. MBIA            Aaa/AAA     6.250     12/01/19        1,000,000         1,129,460
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA           Aaa/AAA     6.450     12/01/23        1,525,000         1,728,344
Grand Forks, ND Regl. Airport Auth. Rev.                       A/NR      7.500     10/01/09          225,000           228,044
Grand Forks, ND Regl. Airport Auth. Rev.                       A/NR      7.500     10/01/10          240,000           243,293
Grand Forks, ND (Cirrus Project) Sales Tax Rev.              A-1/NR      5.900     05/01/17          695,000           727,005
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA         Aaa/AAA     5.625     12/15/29        1,500,000         1,569,465
Grand Forks, ND (4000 Valley Square Project) Hsg. Rev.        NR/NR      6.250     12/01/34        2,000,000         2,028,800
Grand Forks, ND (Valley Square Project) Hsg. Rev.             NR/NR      6.375     12/01/34          645,000           644,497
Hazen, ND (Sakakawea Medl. Ctr.) Facs. Rev.                   NR/NR      6.750     05/01/16          500,000           539,325
Jamestown, ND (College) Facs. Rev.                            NR/NR      6.625     10/01/14          800,000           883,688
Jamestown, ND (Heritage Centre) Rev.                          NR/NR      8.500     09/01/06          200,000           218,450
Lisbon, ND (Parkside Lutheran Home) Rev.                      NR/NR      0.0       06/01/12          500,000           136,135
Mercer Cty., ND (Otter Tail Power) Rev.                     Aa-3/AA-     6.900     02/01/19          500,000           541,720
Mercer Cty., ND (Basin Elec.) Rev.                             A/A       7.000     01/01/19          975,000         1,025,710
Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC                    Aaa/AAA     6.650     06/01/22        3,500,000         3,879,960
Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA              Aaa/AAA     5.850     06/01/23        3,800,000         4,001,552
Mercer Cty., ND (Basin Elec.) Rev. AMBAC                     Aaa/AAA     6.050     01/01/19        5,425,000         5,865,944
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC                    Aaa/AAA     6.650     06/01/22          600,000           659,622
Morton Cty., ND Multifamily Hsg. Rev. Ref.                    NR/NR      6.750     03/01/21          500,000           507,900
ND (HFA) Single Family Mrtge. Program                         Aa/A+      7.375     07/01/17          470,000           489,876
ND (HFA) Single Family Mrtge. Program                         Aa/A+      7.900     07/01/10          142,000           149,652
ND (HFA) Single Family Mrtge. Program                         Aa/A+      8.050     01/01/24          720,000           777,463
ND (HFA) Single Family Mrtge. Program                         Aa/A+      7.750     07/01/24          660,000           710,021
ND (HFA) Single Family Mrtge. Program                         Aa/A+      7.300     07/01/24        1,090,000         1,170,475
ND (HFA) Single Family Mrtge. Program                         Aa/A+      7.000     07/01/23          875,000           947,144
ND (HFA) Single Family Mrtge. Program                         Aa/A+      6.800     07/01/23        2,945,000         3,133,627
ND (HFA) Single Family Mrtge. Program                         Aa/A+      6.700     07/01/13          365,000           388,539
ND (HFA) Single Family Mrtge. Program                         Aa/A+      6.800     07/01/25        1,540,000         1,629,967
ND (HFA) Single Family Mrtge. Program                         Aa/A+      6.950     07/01/25        1,970,000         2,117,691
ND (HFA) Hsg. Finance Program                               Aa-3/NR      6.750     07/01/25        3,195,000         3,417,308
ND (HFA) Hsg. Finance Program                               Aa-3/NR      6.300     01/01/15          835,000           869,452
ND (HFA) Hsg. Finance Program                               Aa-3/NR      6.300     07/01/16          490,000           512,658
ND (HFA) Hsg. Finance Program                               Aa-3/NR      6.150     07/01/27          530,000           543,690
ND (HFA) Hsg. Finance Program                               Aa-3/NR      6.100     07/01/28        2,000,000         2,036,080
ND (HFA) Hsg. Finance Program MBIA                           Aaa/NR      5.450     07/01/18          250,000           250,890
ND (HFA) Hsg. Finance Program MBIA                           Aaa/NR      5.500     07/01/29        1,000,000           998,420
ND (HFA) Multifamily Rev. Ref. FNMA                           NR/AAA     6.200     12/01/20          825,000           852,736
ND Municipal Bond Bank Revolving Fund Program                 Aa/NR      6.300     10/01/15          530,000           583,042
ND Municipal Bond Bank Revolving Fund Program                 Aa/NR      6.250     10/01/14        3,525,000         3,756,734
ND Blding. Auth. Lease Rev. Ref. AMBAC                       Aaa/AAA     6.000     06/01/10        1,700,000         1,844,942
ND Blding. Auth. Lease Rev. CGIC                             Aaa/AAA     6.000     12/01/13          500,000           551,580
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref.            NR/NR      6.750     08/01/05          755,000           803,109
ND Student Loan Rev. AMBAC                                   Aaa/AAA     6.300     07/01/12          100,000           106,129
ND Student Loan Rev. AMBAC                                   Aaa/AAA     6.350     07/01/13          250,000           265,975
ND Student Loan Rev. AMBAC                                   Aaa/AAA     6.400     07/01/14          400,000           426,304
ND State Water Commission Devl. Rev. AMBAC                   Aaa/AAA     5.750     07/01/27        1,250,000         1,317,200
Univ. of ND Lease Financing C.O.P.'s                           A/A-      7.300     09/01/10        1,425,000         1,515,003
Valley City, ND Western Hlth. Care Facs. Rev. BIGI           Aaa/AAA     7.625     01/01/19          200,000           209,444
Wahpeton, ND (Town Centre Square) Rev. Ref.                   NR/NR      8.500     02/01/14          250,000           251,408
Ward Cty., ND (St. Joseph Hospital) Facs. Rev. Ref.           NR/AAA     7.250     11/01/06        1,000,000         1,077,780
Ward Cty., ND (St. Joseph Hospital) Facs. Rev.                NR/AAA     7.250     11/01/06        1,000,000         1,078,320
Ward Cty., ND (St. Joseph Hospital) Facs. Rev.                NR/AAA     7.500     11/01/15        1,000,000         1,097,260
Ward Cty., ND (St. Joseph Hospital) Facs. Rev.                NR/AAA     8.875     11/15/24          200,000           228,952
                                                                                                                   -----------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $78,485,684)                                                             $82,641,347
                                                                                                                   -----------

SHORT-TERM SECURITIES (1.0%)
 Federated Tax-Free Fund #15                                                                                           $81,868
                                                                                                                   -----------
 TOTAL SHORT-TERM SECURITES (Cost: $81,868)                                                                            $81,868
                                                                                                                   -----------
 TOTAL INVESTMENTS IN SECURITIES (Cost: $78,567,552)                                                              $ 82,723,215
 OTHER ASSETS LESS LIABILITIES                                                                                    $    891,923
                                                                                                                   -----------
 NET ASSETS                                                                                                       $ 83,615,138
                                                                                                                   -----------
                                                                                                                   -----------

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1998

Statement of Assets and Liabilities June 30, 1998 (Unaudited)
-------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$78,567,552)       $ 82,723,215
     Accrued dividends receivable                                        1,010
     Accrued interest receivable                                     1,405,822
     Prepaid expenses                                                    3,056
     Receivable for fund shares sold                                     7,000
                                                                  ------------

        Total Assets                                              $ 84,140,103
                                                                  ------------


LIABILITIES
     Bank overdraft                                               $     18,634
     Dividends payable                                                 370,650
     Accrued expenses                                                   96,533
     Payable for fund shares redeemed                                   39,148
                                                                  ------------

        Total Liabilities                                         $    524,965
                                                                  ------------

NET ASSETS                                                        $ 83,615,138
                                                                  ------------
                                                                  ------------

Net assets are represented by:
     Capital stock outstanding, at par                            $      9,315
     Additional paid-in capital                                     85,971,257
     Accumulated undistributed net realized gain(loss)
     on investments                                                 (6,521,097)
     Unrealized appreciation on investments                          4,155,663
                                                                  ------------
          Total amount representing net assets applicable to
           9,314,661 outstanding shares of $.001 par value
          common stock (100,000,000  shares authorized)           $ 83,615,138
                                                                   -----------
                                                                   -----------
Net asset value per share                                          $ 8.98
                                                                   ------
                                                                   ------


Statement of Operations for the six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------

INVESTMENT INCOME
    Interest                                                    $   2,537,687
    Dividends                                                          17,278
                                                                 ------------
         Total Investment Income                                   $2,554,965
                                                                 ------------
EXPENSES
    Investment advisory fees                                    $     240,845
    Distribution fees (12b-1)                                         215,729
    Custodian fees                                                      8,217
    Transfer agent fees                                                47,204
    Accounting service fees                                            32,006
    Professional fees                                                   4,850
    Directors fees                                                      2,673
    Transfer agent out of pocket expense                                6,678
    Reports to shareholders                                             1,861
    License, fees, and registrations                                      833
                                                              ---------------
        Total Expenses                                          $     560,896
                                                              ---------------
NET INVESTMENT INCOME                                           $   1,994,069
                                                              ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                    $     275,834
     Futures transactions                                          (1,019,120)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                     (698,324)
     Futures                                                          603,294
                                                              ---------------
         Net Realized and Unrealized Gain (Loss) On
         Investments And Futures                                $    (838,316)
                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                       $   1,155,753
                                                              ---------------
                                                              ---------------

The accompanying notes are an integral part of these financial statements.


Financial Statements June 30, 1998


Statement of Changes in Net Assets
For the six months ended June 30, 1998 and the year ended December 31, 1997

                                                                                         For The Six Months          For The
                                                                                         Ended June 30, 1998       Year Ended
                                                                                              (Unaudited)      December 31,1998
                                                                                         --------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                                $     1,994,069        $   4,261,981
    Net realized gain (loss) on investments and futures                                         (743,286)          (1,941,479)
    Net unrealized appreciation (depreciation) on investments and futures                        (95,030)           1,350,315
                                                                                         ------------------     -------------
         Net Increase (Decrease) in Net Assets Resulting From Operations                 $     1,155,753        $   3,670,817
                                                                                         ------------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                                 $    (1,994,069)       $  (4,261,981)
    Distributions in excess of net investment income                                                   0                    0
    Tax return of capital distributions                                                         (215,730)            (452,996)
    Distributions from net realized gain on investment transactions                                    0                    0
                                                                                         ------------------     -------------
         Total Dividends and Distributions                                               $    (2,209,799)       $  (4,714,977)
                                                                                         ------------------     -------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                         $     1,778,276        $   4,728,769
    Proceeds from reinvested dividends                                                         1,498,245            3,117,985
    Cost of shares redeemed                                                                   (7,041,889)          (9,999,185)
                                                                                         ------------------     -------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions                                                      $    (3,765,368)       $  (2,152,431)
                                                                                         ------------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  $    (4,819,414)       $  (3,196,591)

NET ASSETS, BEGINNING OF PERIOD                                                               88,434,552           91,631,143
                                                                                         ------------------     -------------
NET ASSETS, END OF PERIOD                                                                $    83,615,138        $  88,434,552
                                                                                         ------------------     -------------
                                                                                         ------------------     -------------

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements June 30, 1998 (Unaudited)


Note 1. ORGANIZATION
ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.
The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective I s to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued at fair value as determined by ND Money Management, Inc. using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. ND Money Management Inc. may employ a matrix system to determine valuations. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1998, a net capital loss carryforward totaling $6,381,105, which may be used to offset capital gains realized during subsequent years through December 31, 2005.


Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. SHARE TRANSACTIONS
As of June 30, 1998, there were 100,000,000 shares of $.001 par authorized; 9,314,661 and 9,733,454 were outstanding at June 30, 1998 and December 31, 1997, respectively.
Transactions in capital shares were as follows:

                                                  Shares
                                            For the Six           For The
                                            Months Ended         Year Ended
                                            (Unaudited)       December 31, 1997
                                          -------------        ----------------
Shares sold                                   197,100          $   515,034
Shares issued on reinvestment of dividends    166,178              339,531
Shares redeemed                              (782,071)          (1,091,312)
                                          -------------        ------------
Net increase (decrease)                   $  (418,793)         $  (236,747)
                                          -------------        ------------
                                          -------------        ------------


Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $240,845 of investment advisory fees after a partial waver for the six months ended June 30, 1998. The Fund has a payable to ND Money Management, Inc. of $40,055 at June 30, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.85% of the average daily net assets of the Fund. The Fund has recognized $215,729 of 12b-1 fee expenses after partial waiver for the six months ended June 30, 1998. The Fund has a payable to Capital of $36,168 at June 30, 1998 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the six months ended June 30, 1998 commissions earned by Capital totaled $7,500 and are included in the cost basis of the securities acquired.


ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $47,204 of transfer agency fees for the six months ended June 30, 1998. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $32,006 of accounting service fees for the six months ended June 30, 1998.



Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,314,780 and $15,777,272, respectively, for the six months ended June 30, 1998.


Note 6. INVESTMENT IN SECURITIES
At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $78,567,552, and the net unrealized appreciation of investments based on the cost was $4,155,663, which is comprised of $4,498,845 aggregate gross unrealized appreciation and $343,182 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
-----------------------------------------------------------------------

                                                                            For the Year Ended December 31,
                                            For The
                                          Six Months
                                          Ended June
                                           30, 1998            1997       1996       1995       1994        1993
                                          (Unaudited)
                                          -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  9.09        $  9.19     $  9.09    $  8.83     $  9.52     $  9.49
                                          -----------------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income                  $   .21        $   .43     $   .46    $   .47     $   .48     $   .52
     Net realized and unrealized gain
    (loss) on investmentsand futures
     transactions                              (.09)          (.05)        .13        .28        (.67)        .05
                                          -----------------------------------------------------------------------
         Total Income(Loss) From
         Investment Operations              $   .12        $   .38     $   .59    $   .75     $  (.19)    $   .57
                                          -----------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income   $  (.21)       $  (.43)    $  (.46)   $  (.47)    $  (.48)    $  (.52)
     Tax return of capital distributions       (.02)          (.05)       (.03)      (.02)       (.02)       (.02)
     Distributions  in excess of net
     investment income                          .00            .00         .00        .00         .00         .00
                                           -----------------------------------------------------------------------
         Total Distributions                $  (.23)       $  (.48)    $  (.49)   $  (.49)    $  (.50)    $  (.54)
                                           -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  8.98        $  9.09     $  9.19    $  9.09     $  8.83     $  9.52
                                           -----------------------------------------------------------------------
                                           -----------------------------------------------------------------------
Total Return                                   2.70%(A)(C)   4.17%(A)    6.62%(A)   8.68%(A)   (2.07)%(A)   5.94%(A)

Ratios/Supplemental Data:
     Net assets, end of period
     (in thousands)                        $83,615         $88,435     $91,631    $94,532     $91,865     $85,042
     Ratio of net expenses (after
     expense assumption) to
     average net assets                    1.30%(C)        1.30%(B)    1.13%(B)   1.05%(B)    1.06%(B)    1.01%(B)
     Ratio of net investment income
     to average net assets                 4.64%(C)        4.70%       5.00%      5.20%       5.19%       5.39%
     Portfolio turnover rate               3.92%          13.18%      12.92%      8.02%       5.55%      18.59%

(A) Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $50,649, $40,861, $3,799, $31,115, and $30,707, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 1.36%, 1.18%, 1.05%, 1.10%, and 1.05%, respectively.
(C) Ratio is annualized.

The accompanying notes are an integral part of these financial statements.